Exhibit 99.1

Photon Dynamics, Inc.

2006 Non-Employee Directors’ Stock Incentive Plan

Adopted: December 15, 2006

1.	Purposes.

(a) Amendment and Restatement.  The Plan is a complete amendment and restatement of the Company’s 2005 Non-Employee Directors’ Stock Option Plan that was previously adopted on January 21, 2005 (as thereafter amended, the “Prior Plan”). All outstanding options granted under the Prior Plan shall remain subject to the terms of the Prior Plan. All Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Award Recipients.  The persons eligible to receive Awards are the Non-Employee Directors of the Company.

(c) Available Awards.  The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(d) General Purpose.  The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	Definitions.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b) “Agreement” has the meaning set forth in Section 7.

(c) “Annual Meeting” means the annual meeting of the shareholders of the Company.

(d) “Award” means a grant of either: (i) one or more Options; (ii) a Stock Award; or (iii) a Stock Award and one or more Options.

(e) “Award Holder” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(f) “Board” means the independent directors of the Board of Directors (as defined in the Nasdaq listing standards) of the Company.

(g) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(h) “Cause” means, with respect to any Award Holder, the occurrence of any of the following: (i) such Award Holder’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Award Holder’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Award Holder’s intentional, material violation of any material contract or agreement between the Award Holder and the Company or any statutory duty owed to the Company; (iv) such Award Holder’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Award Holder’s gross misconduct. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of an Award Holder was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Award Holder shall have no effect upon any determination of the rights or obligations of the Company or such Award Holder for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Award Holder shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Photon Dynamics, Inc., a California corporation.

(m) “Consultant” means any person, including an advisor, who (i) is engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) is serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(n) “Continuous Service” means that the Award Holder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Award Holder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Award Holder renders such service, provided that there is no interruption or termination of the Award Holder’s service with the Company or an Affiliate, shall not terminate an Award Holder’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting of an Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Award Holder’s leave of absence.

(o) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(p) “Director” means a member of the Board.

(q) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(r) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director or Consultant, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Entity” means a corporation, partnership or other entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If such date falls on a non-Trading Day, then the Fair Market Value of a share of Common Stock shall be the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the next subsequent Trading Day, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(w) “Non-Employee Director” means a Director who is not an Employee.

(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

(aa) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb) “Own,” “Owned,” “Owner,” “Ownership”. A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc) “Plan” means this Photon Dynamics, Inc. 2006 Non-Employee Directors’ Stock Incentive Plan.

(dd) “Restricted Share Award” means shares of Common Stock subject to restrictions in accordance with the terms and conditions of the Plan.

(ee) “Restricted Share Unit” means the right to (i) receive a share of Common Stock or (ii) receive a cash payment, in accordance with the terms and conditions of the Plan, of the Fair Market Value of a share of Common Stock.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(gg) “Securities Act” means the Securities Act of 1933, as amended.

(hh) “Stock Award” means a grant of shares of Common Stock or a right to receive shares or their cash equivalent (or both), in accordance with the terms and conditions of the plan which shall include Restricted Share Units and Restricted Share Awards.

(ii) “Stock Award Holder” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(kk) “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange or otherwise, is open for trading.

3.  Administration.

(a) Administration by the Board.  The Board, as defined herein for purposes of the Plan to include only independent directors, shall administer the Plan.

(b) Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine the provisions of each Award to the extent not specified in the Plan.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or any Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Award as provided in Section 12.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c) Effect of the Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.

(a) Share Reserve.  Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate 505,000 shares of Common Stock.

(b) Reversion of Shares to the Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full or vesting, as the case may be, or if any shares of Common Stock issued to an Award Holder are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such Award, then the shares of Common Stock not issued under such Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to an Award are not delivered to an Award Holder because such shares are withheld for the payment of taxes or the Award is exercised or vests, as the case may be, through a reduction of shares subject to or constituting the Award, the number of shares that are not delivered to the Award Holder shall remain available for issuance under the Plan. If the exercise price of any Option is satisfied by tendering shares of Common Stock held by the Optionholder (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

(c) Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

The Awards shall only be granted under the Plan to Non-Employee Directors pursuant to Section 6 of the Plan.

6.  Discretionary Grants.

Pursuant to this Plan, the Board may grant Awards in its discretion to any Non-Employee Director, provided that no Awards under this Section 6 may be granted to any individual Non-Employee Director with respect to more than 200,000 shares for any fiscal year or, in the case of a newly elected Non-Employee Director, more than 100,000 shares for the fiscal year in which the Non-Employee Director is first elected. No Non-Employee Director shall have any claim or right to be granted an Award under this Plan. Having received an Award under this Plan shall not give a Non-Employee Director any right to receive any other Award under this Plan and the Board may determine at its discretion that any or all Non-Employee Directors are not eligible to receive an Award under this Plan for an indefinite or specified period of time. Without limiting the foregoing, the initial policy approved by the Board shall be as follows until the Board determines otherwise:

(a) Initial Grants.  Each person who, after the Plan is approved by the Company’s shareholders, is elected or appointed for the first time to be a Non-Employee Director shall, upon the date of his or her first election or appointment to be a Non-Employee Director, be granted Restricted Share Units representing 3,300 shares of Common Stock and an Option to purchase 10,000 shares of Common Stock and on the terms and conditions set forth herein. 1/4th of the shares subject to the initial grant shall vest on each anniversary of the date of grant (or, if such vesting date falls on a day during a blackout period, on the first open Trading Day thereafter).

(b) Annual Grants.  On the date of each Annual Meeting, commencing with the Annual Meeting in 2007 and subject to shareholder approval, each person who is then a Non-Employee Director shall initially be granted an annual grant consisting of Restricted Share Units representing 2,500 shares of Common Stock and an Option to purchase 7,500 shares of Common Stock on terms and conditions as determined by the board; provided, however, that if the person has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting, then the number of shares granted in such annual grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director. 1/3rd of the Restricted Share Units from the annual grant shall vest on each anniversary of the date of grant (or, if such vesting date falls on a day during a blackout period, on the first open Trading Day thereafter). The Option from the annual grant shall vest in full on the first anniversary of the date of grant (or, if such vesting date falls on a day during a blackout period, on the first open Trading Day thereafter).

7.  Award Provisions.

Each Award granted under the Plan shall be evidenced by an Award agreement (the “Agreement”). Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Each Award shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Award shall include (through incorporation of the provisions hereof by reference in the applicable Agreement) the substance of each of the following provisions:

(a) Terms Applicable to All Awards.

(i) General.  As the Board shall deem appropriate, Awards may be (i) subject to deferral at the election of each Non-Employee Director or (ii) awarded in lieu of retainer fees at the election of each Non-Employee Director.

(ii) Transferability.  An Award shall be transferable pursuant to a domestic relations order and to such further extent provided in the Agreement defining the terms of such Award. If the Award does not provide for transferability, then the Award shall not be transferable except by will or by the laws of descent and distribution.

(iii) Vesting.  Awards shall vest as the Board shall deem appropriate except for Stock Awards, which shall vest in equal annual installments over a minimum vesting schedule of at least three years.

(b) Terms Applicable to Options.

(i) Term.  No Option shall be exercisable or vest, as the case may be, after the expiration of ten (10) years from the date it was granted.

(ii) Exercise Price.  The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date that the Option is granted.

(iii) Consideration for Options.  The purchase price of Common Stock acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. The purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly, from the Company, shall be paid only by shares of Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(iv) Exercise of Options.  Upon exercise of the Option, delivery of a certificate for fully paid and non-assessable shares of Common Stock shall be made at the principal office of the Company in the State of California to the Optionholder or other person entitled to exercise the Option as soon as practicable after the date of receipt of the notice of exercise by the Company, or at such time, place and manner as may be agreed upon by the Company and the Optionholder or person exercising the Option. Any Option shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(v) Early Exercise of Options.  An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

(vi) Termination of Continuous Service of Optionholder.  In the event that an Optionholder’s Continuous Service terminates (other than for Cause, upon the Optionholder’s death or Disability or upon a Change in Control), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Agreement or (ii) the date three months following the termination of the Optionholder’s Continuous Service. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Agreement (as applicable), the Option shall terminate.

(vii) Extension of Termination Date.  If the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as set forth in the Agreement or (ii) the expiration of a period of three months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(viii) Disability of Optionholder.  In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the

Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Agreement or (ii) the date 12 months following such termination of Continuous Service. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(ix) Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the expiration of the term of such Option as set forth in the Agreement or (ii) the date 18 months following the date of death. If, after the Optionholder’s death, the Option is not exercised within the time specified herein, the Option shall terminate.

(x) Termination for Cause.  In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

(xi) Termination Upon Change in Control.  In the event that an Optionholder’s Continuous Service terminates as of, or within 12 months following a Change in Control, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Agreement or (ii) the date 12 months following the termination of the Optionholder’s Continuous Service. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Agreement (as applicable), the Option shall terminate.

(c) Terms Applicable to Stock Awards.

(i) General Terms.  Stock Awards may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. After the Board determines that it will grant a Stock Award, it will advise the Non-Employee Director in writing or electronically, by means of an Agreement, of the terms, conditions and restrictions related to the grant, including the number of shares that the director shall be entitled to receive and vesting restrictions.

(ii) Termination of Continuous Service of Stock Award Holder.  In the event that a Stock Award Holder’s Continuous Service terminates (other than upon a Change in Control), any unvested portion of such Stock Award Holder’s Stock Award shall be forfeited and returned to the Company.

(iii) Acceleration of Stock Awards.  Notwithstanding anything herein to the contrary, the Board may provide for the accelerated vesting of Stock Awards only as provided in Section 11(c) and Section 11(d).

8.	Securities Law Compliance.

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon vesting or exercise of Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.	Use of Proceeds from Common Stock.

Proceeds from the sale of Common Stock pursuant to Options shall constitute general funds of the Company.

10.	Miscellaneous.

(a) Shareholder Rights.  Neither an Award Holder under the Plan nor his or her successors in interest shall have any rights as a stockholder of the Company with respect to any shares subject to an Award granted to such Award Holder until such Award Holder becomes a holder of record of such shares.

(b) No Service Rights.  Nothing in the Plan or any Agreement or other instrument executed or Award granted pursuant thereto shall confer upon any Award Holder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c) Investment Assurances.  The Company may require an Award Holder, as a condition of exercising or acquiring Common Stock under any Award, to give certain written assurances satisfactory to the Company that the Company may deem necessary or appropriate for compliance with applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(d) Withholding Obligations.  The Award Holder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Award Holder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Award Holder as a result of the exercise or acquisition of Common Stock under the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

(e) Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11.  Adjustments Upon Changes in Common Stock.

(a) Capitalization Adjustments.  If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to Section 4 and to the initial policy for discretionary Awards specified in Section 6, and the outstanding Awards will be appropriately adjusted in the class(es), number of securities and price per share of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation.

(c) Corporate Transaction.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation (or its parent company) does not assume or continue all such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and are held by Award Holders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Awards (and, if applicable, the time at which such Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and the Awards shall terminate if not exercised (if applicable) at or prior to such effective time. With respect to any other Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Awards (and, if applicable, the time at which such Awards may be exercised) shall not be accelerated unless otherwise provided in Section 11(d) or, with respect to Options only, in a written agreement between the Company or any Affiliate and the holder of such Awards, and such Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d) Change in Control.  If a Change in Control occurs and an Award Holder’s Continuous Service with the Company has not terminated immediately prior to the effective time of the Change in Control, then, immediately prior to the effective time of such Change in Control (and contingent upon the effectiveness of the Change in Control), the vesting and exercisability of an Award Holder’s Awards shall be accelerated in full. In the event that an Award Holder is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, the outstanding Awards of such Award Holder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation (and contingent upon the effectiveness of the Change in Control).

12.	Amendment of the Plan and Awards.

(a) Amendment of Plan.  The Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of applicable laws.

(b) Shareholder Approval.  The Board, in its sole discretion, may submit any amendment to the Plan for shareholder approval.

(c) No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Award Holder and (ii) the Award Holder consents in writing.

(d) Amendment of Awards.  The Board, at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Award Holder and (ii) the Award Holder consents in writing.

13.	Termination or Suspension of the Plan.

(a) Plan Term.  The Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Awards granted while the Plan is in effect except with the written consent of the Award Holder.

14.	Effective Date of Plan.

The Plan shall become effective on the date that the Plan is approved by the shareholders of the Company.

15.	Choice of Law.

The law of the state of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.